Limited Term New York Municipal Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer California Municipal Fund

Oppenheimer Cash Reserves

Oppenheimer Equity Fund

Oppenheimer Flexible Strategies Fund

Oppenheimer Global Allocation Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Value Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited Term Municipal Fund

Oppenheimer Main Street Select Fund®

Oppenheimer Money Market Fund, Inc.

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester® Arizona Municipal Fund

Oppenheimer Rochester® Intermediate Term Municipal Fund

Oppenheimer Rochester® Maryland Municipal Fund

Oppenheimer Rochester® Massachusetts Municipal Fund

Oppenheimer Rochester® Michigan Municipal Fund

Oppenheimer Rochester® Minnesota Municipal Fund

Oppenheimer Rochester® National Municipals

Oppenheimer Rochester® North Carolina Municipal Fund

Oppenheimer Rochester® Ohio Municipal Fund

Oppenheimer Rochester® Short Term Municipal Fund

Oppenheimer Rochester® Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Short Duration Fund

Oppenheimer Small- & Mid-Cap Growth Fund

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

Oppenheimer Money Fund/VA

Oppenheimer Small- & Mid-Cap Growth Fund/VA

Oppenheimer Value Fund/VA

Rochester® Fund Municipals

Supplement to the Summary Prospectus

This supplement amends the summary prospectus (the “Summary Prospectus”) of each of the above referenced funds (each a “Fund” or collectively, the “Funds”) and is in addition to any other supplement(s).

Effective January 1, 2013, the Summary Prospectus of each Fund is revised as follows:

1.	References to the “Manager” in the Summary Prospectus mean OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. unless the context indicates otherwise or unless otherwise specified.

2.	The section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

PS0000.079

Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves Fund
Oppenheimer Champion Income Fund
Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Core Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Equity Income Fund, Inc.
Oppenheimer Global Allocation Fund
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited Term Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund®
Oppenheimer Main Street Select Fund®
Oppenheimer Main Street Small- & Mid-Cap Fund®
Oppenheimer New Jersey Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Portfolio Series: Active Allocation Fund
Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester National Municipals
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund

Summary Prospectus Supplement dated April 2, 2012

This supplement amends the Summary Prospectus of each of the above referenced funds and is in addition to any other supplements.

The following is added to the end of the section of the Summary Prospectus titled "Purchase and Sale of Fund Shares":

After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

April 2, 2012

OPPENHEIMER Global Allocation Fund Summary Prospectus February 28, 2012
NYSE Ticker Symbols
Class A	QVGIX
Class B	QGRBX
Class C	QGRCX
Class N	QGRNX
Class Y	QGRYX
Class I	QVGIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/GlobalAllocationFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), dated February 28, 2012, and pages 7 through 116 of its most recent Annual Report, dated October 31, 2011, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/GlobalAllocationFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks a combination of growth of capital and investment income. The Fund's primary objective is growth of capital.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 20 of the prospectus and in the sections "How to Buy Shares" beginning on page 66 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I1
Management Fees[2]	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.50%	None	None
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Other Expenses
Other Expenses of the Fund	0.33%	0.56%	0.28%	0.30%	0.24%	0.05%
Other Expenses of the Subsidiary	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Other Expenses	0.33%	0.56%	0.28%	0.30%	0.24%	0.05%
Total Annual Fund Operating Expenses	1.45%	2.44%	2.16%	1.68%	1.12%	0.93%
Fee Waiver and Expense Reimbursement[3]	(0.08%)	(0.22%)	(0.08%)	(0.08%)	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.37%	2.22%	2.08%	1.60%	1.04%	0.85%

1. Estimated expenses for Class I shares for the first full fiscal year that share Class I shares are offered. Class I shares will first be offered on the date of this prospectus.
2. "Management Fees" reflects the gross management fees paid to the Manager by the Fund during the Fund's most recent fiscal year and the annualized gross management fee for the Subsidiary during its first fiscal year.
3. The Fund's transfer agent has voluntarily agreed to limit its fees for Classes B, C, N and Y to 0.35% of average annual net assets per class per fiscal year end, and to 0.30% of average net assets per fiscal year for Class A. The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in underlying funds managed by the Manager or its affiliates. Each of these undertakings may be amended or withdrawn after one year from the date of this prospectus. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue to be in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund's Board of Trustees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$707	$1,003	$1,320	$2,216	$707	$1,003	$1,320	$2,216
Class B	$728	$1,048	$1,496	$2,311	$228	$748	$1,296	$2,311
Class C	$313	$675	$1,164	$2,513	$213	$675	$1,164	$2,513
Class N	$264	$526	$912	$1,997	$164	$526	$912	$1,997
Class Y	$107	$350	$613	$1,363	$107	$350	$613	$1,363
Class I*	$87	$290	$509	$1,141	$87	$290	$509	$1,141

* Based on estimated expenses for Class I shares for the first fiscal year.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating its assets among equity securities, fixed-income securities, and various other types of investments, from all over the world. The Fund will attempt to take advantage of long- and short-term fluctuations in the global markets by allocating its assets across a variety of asset classes. Such allocations may vary significantly from time to time. The Fund may invest in any market that the portfolio managers believe may offer an attractive investment opportunity. This investment flexibility is intended to allow the Fund to respond to, and seek to benefit from, changes in the global economic, political, and social landscape. The portfolio managers will analyze the overall investment opportunities and risks in the global markets and across asset classes in making investment decisions.

Generally, there are no geographic restrictions on where the Fund may invest and no restrictions on the amount of the Fund's assets that can be invested in either U.S. or foreign securities, including securities of issuers in developing and emerging markets. There is no maximum or minimum amount for investments in either equity or fixed-income securities. The Fund is not required to allocate its investments in any fixed proportion, and at any given time the Fund may allocate up to 100% of its assets in equity, fixed-income, U.S., or foreign securities.

The Fund may invest in all types of equity securities, including common stock, preferred stock, convertible securities, rights and warrants, and other securities or instruments whose prices are linked to the value of common stock. The Fund does not limit its investments to issuers in a particular market capitalization range and at times may invest a substantial portion of its assets in one or more particular market capitalization ranges.

The Fund may invest in debt securities of any kind and of varying duration and maturities. Examples include, but are not limited to, securities that pay a fixed or fluctuating rate of interest, securities convertible into equity securities, securities issued or guaranteed by the U.S. federal and state governments or by their agencies and instrumentalities, securities issued or guaranteed by foreign governments, international agencies or supra-national entities, securities issued or guaranteed by domestic or foreign private issuers, mortgage-backed or other asset-backed securities, inflation-indexed bonds, structured notes, loan assignments and loan participations.

The Fund may invest in below-investment-grade debt securities (commonly referred to as "junk bonds"), including distressed securities. Investment-grade debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's investment adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.

The portfolio managers may seek to adjust exposures,  enhance investment returns, and hedge market risks through the use of short sales and a variety of derivative instruments including, but not limited to, futures, options, forward contracts and swaps. In addition, the Fund may invest in other types of investments including, but not limited to, commodity futures, event-linked securities, currency-related investments, real estate-related investments and precious metals-related investments.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

The Fund's holdings may at times differ significantly from the weightings of the indices comprising its reference index (the "Reference Index"). The Fund's Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 30% of the Russell 1000 Index, 30% of the MSCI All Country World Index (ex-U.S.), 20% of the Barclays Capital Aggregate Bond Index, and 20% of the Barclay's Multiverse Index (ex-U.S.). The Fund is not managed to be invested in the same percentages as those indices comprising the Reference Index.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Asset Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon the portfolio managers' skill in selecting the best mix of investments. There is the risk that the portfolio managers' evaluations and assumptions regarding the prospects of the global financial markets may be incorrect and the Fund's performance may be adversely affected by their asset allocation decisions.

Market Risk. The value of the securities in which the Fund invests may be affected by changes in the securities markets. Securities markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below-investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest without limit in lower-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Alternative Asset Classes. The Fund's investments in asset classes that the portfolio managers expect to perform differently from its equity and fixed-income investments may be volatile or illiquid, particularly during periods of market instability, and they may not provide the expected returns.

Main Risks of Event-Linked Securities. Event-linked securities are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest. Event-linked securities may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counter-party credit risk and may lose money if the issuer fails to pay the amounts due.

Main Risks of Hedging. The Fund may engage in "hedging" strategies, including short sales, futures and other derivatives in an effort to protect assets from losses due to declines in the value of the Fund's portfolio. There are risks in the use of these investment and trading strategies. There can be no assurance that the hedging strategies used will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the Manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return. In some cases, derivatives or other investments may be unavailable, or the Manager may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. No assurance can be given that the Manager will employ hedging strategies with respect to all or any portion of the Fund's assets.

Main Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Main Risks Of Investments In The Fund's Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Who is the Fund Designed For? The Fund is designed for investors seeking capital appreciation over the long term with the opportunity for some income. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund with significant investments in foreign and domestic equity and fixed-income securities and alternative asset classes. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and those of a Reference Index which has characteristics of those markets in which the Fund can invest. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/investors/overview/GlobalAllocationFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 19.00% (2nd Qtr 09) and the lowest return was -14.73% (2nd Qtr 02).  For the period from January 1, 2011 to December 31, 2011, the cumulative return before sales charges and taxes was -7.77%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares is not provided because those shares were not available prior to the date of this prospectus.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Class A Shares (inception 11/01/91)
Return Before Taxes	(13.07%)	(2.98%)	1.21%
Return After Taxes on Distributions	(13.71%)	(4.08%)	0.43%
Return After Taxes on Distributions and Sale of Fund Shares	(8.21%)	(2.97%)	0.75%
Class B Shares (inception 09/01/93)	(13.01%)	(2.93%)	1.35%
Class C Shares (inception 09/01/93)	(9.31%)	(2.52%)	1.09%
Class N Shares (inception 03/01/01)	(8.86%)	(2.05%)	1.54%
Class Y Shares (inception 05/01/00)	(7.45%)	(1.45%)	2.18%
S&P 500 Index	2.11%	(0.25%)	2.92%
(reflects no deduction for fees, expenses or taxes)
Reference Index	(0.18%)	2.41%	N/A
(reflects no deduction for fees, expenses or taxes)
Russell 1000 Index	1.50%	(0.02%)	3.34%
(reflects no deduction for fees, expenses or taxes)
MSCI All Country World Index (ex-U.S.)	(13.71%)	(2.92%)	6.31%
(reflects no deduction for fees, expenses or taxes)
Barclays Capital Aggregate Bond Index	7.84%	6.50%	5.78%
(reflects no deduction for fees, expenses or taxes)
Barclays Multiverse Index (ex-U.S.)	4.27%	6.41%	N/A
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Arthur P. Steinmetz has been a portfolio manager of the Fund since August 16, 2010 and Vice President of the Fund since January 2011. George Evans and Krishna Memani have been portfolio managers of the Fund since October 6, 2010 and Vice Presidents of the Fund since January 2011.  Benjamin Rockmuller has been a portfolio manager of the Fund since February 2012 and a Vice President of the Fund since September 2010.

Purchase and Sale of Fund Shares.  You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares will no longer be offered for sale after June 29, 2012.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Global Allocation Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/GlobalAllocationFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
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